--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 033-56443) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 2

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 11

                          VANGUARD HORIZON FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

          on February 21, 1997; pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996, WITH THE COMMISSION ON DECEMBER 30, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VANGUARD HORIZON FUND, INC.

                             CROSS REFERENCE SHEET

    FORM N-1A
    ITEM NUMBER                                                        LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   N/A
    Item 4.   General Description of Registrant.............   Investment Objectives; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Directors and Officers; Management of
                                                               the Fund; The Vanguard Group
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends, Capital Gains, and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

   FORM N-1A                                                           LOCATION IN STATEMENT
   ITEM NUMBER                                                      OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statement
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statement

--------------------------------------------------------------------------------

                          [VANGUARD HORIZON FUND LOGO]
                          P  R  O  S  P  E  C  T  U  S

                               FEBRUARY 21, 1997


                             [VANGUARD GROUP LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LOGO
                                                  A Member of the Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 21, 1997

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES AND
POLICIES Vanguard Horizon Fund, Inc. (the "Fund") is an open-end diversified investment company. The Fund offers four distinct Portfolios each of which seeks to provide maximum long-term total return. Each Portfolio will pursue this objective using very different strategies and investment policies; thus, the Portfolios will expose shareholders to an array of different risks.

                  The AGGRESSIVE GROWTH PORTFOLIO invests in U.S. equity securities, emphasizing medium- and small-capitalization companies. The CAPITAL OPPORTUNITY PORTFOLIO invests primarily in U.S. equity securities, emphasizing those companies with rapid earnings growth prospects. The GLOBAL ASSET ALLOCATION PORTFOLIO invests in a varying mix of U.S. and foreign stocks, bonds and cash reserves. The GLOBAL EQUITY PORTFOLIO invests in U.S. and foreign equity securities that, in the adviser's view, offer attractive total return prospects.

                  There is no assurance that the Portfolios will achieve their stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing the form, please call the Investor Information Department at 1-800-662-7447. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this agreement, call the Investor Information Department, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 ($1,000 for Individual Retirement Accounts and Uniform Gifts/Transfers to Minors Act accounts.) The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.

IMPORTANT NOTE:
1% REDEMPTION FEE
                  If shares of the Portfolios are redeemed or exchanged prior to being held for five years, they will be subject to a 1% redemption fee which is paid directly to the Portfolios. See "Fund Expenses."
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS        This prospectus is designed to set forth concisely the
                  information you should know about the Fund before you invest.
                  It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the U.S. Securities and Exchange Commission. This statement is dated February 21, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Page                                     Page                                     Page
Highlights ......................  2     Who Should Invest ............. 19       SHAREHOLDER GUIDE
Fund Expenses ...................  6     Supplemental Investment                  Opening an Account and
Financial Highlights ............  7     Policies ....................... 21      Purchasing Shares ............ 35
Yield and Total Return ..........  9     Investment Limitations ......... 24      When Your Account Will Be
        FUND INFORMATION                 Management of The Fund  ........ 24      Credited  .................... 38
Portfolio Summaries: Investment          Investment Advisers ............ 25      Selling Your Shares  ......... 39
Objective, Risks & Policies              Dividends, Capital Gains                 Exchanging Your Shares  ...... 41
- Aggressive Growth                      and Taxes  ..................... 31      Important Information About
  Portfolio .................... 10      The Share Price of Each                  Telephone Transactions ....... 42
- Capital Opportunity                    Portfolio ...................... 32      Transferring
Portfolio ...................... 12      General Information ............ 33      Registration ................. 43
- Global Asset Allocation                                                         Other Vanguard Services  ..... 43
Portfolio ...................... 15
- Global Equity
Portfolio ...................... 18

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                   HIGHLIGHTS

OVERVIEW AND
OBJECTIVES              Vanguard Horizon Fund is an open-end diversified
                        investment company designed for investors with long-range investment goals. The Fund offers a choice of four distinct actively-managed Portfolios, each seeking maximum long-term total return. The Portfolios' advisers have been granted substantial investment flexibility and each will take a different investment approach to pursuing maximum long-term total return, although there is no assurance that such returns can be achieved.
                        Investors in any of the Portfolios can expect returns to be less predictable than returns from Funds that parallel a particular index or follow a strict set of investment guidelines. Therefore, an investment in the Fund is appropriate only for those investors who have the perspective, patience, and financial resources necessary to assume above-average risk and volatility in exchange for the potential of achieving above-average long-term returns.

                        The Fund may be appropriate for investors who already have a well-balanced core portfolio -- one including stocks, bonds, and money market instruments -- and want to add an extra dimension of aggressive investing. Shares of the Fund are offered on a no-load basis, although the Fund incurs certain distribution expenses and assesses a 1% redemption fee if shares being redeemed or exchanged have been held for less than five years.
--------------------------------------------------------------------------------

THE FOUR
PORTFOLIOS              The AGGRESSIVE GROWTH PORTFOLIO invests in U.S. equity
                        securities, emphasizing medium- and small-capitalization companies.

                        The CAPITAL OPPORTUNITY PORTFOLIO invests primarily in U.S. equity securities, emphasizing those companies with rapid earnings growth prospects.

                        The GLOBAL ASSET ALLOCATION PORTFOLIO invests in a varying mix of both U.S. and foreign stocks, bonds, and cash reserves.

                        The GLOBAL EQUITY PORTFOLIO invests in U.S. and foreign equity securities that, in the adviser's view, offer attractive total return prospects.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
                        While each of the Portfolios seek the same investment objective -- maximum long-term total return -- each Portfolio pursues the objective using different investment strategies. The grid on page 3 shows, at-a-glance, some of the financial instruments, investment techniques and analytic methods employed by each Portfolio in pursuit of maximum long-term total return.


                                                                                               GLOBAL
                                                                  AGGRESSIVE     CAPITAL       ASSET       GLOBAL
                                       K -- PRIMARY EMPHASIS        GROWTH     OPPORTUNITY   ALLOCATION    EQUITY
                                      L -- SECONDARY EMPHASIS     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                  ------------------------------------------------------------------------------
                               FINANCIAL INSTRUMENTS
                              ----------------------------------------------------------------------------------
                                 Invests in U.S. stocks               K             K            K            K
                              ----------------------------------------------------------------------------------
                                 Emphasizes smaller
                                   company stocks                     K             K
                              ----------------------------------------------------------------------------------
                                 Invests in foreign stocks                          L            K            K
                              ----------------------------------------------------------------------------------
                                 Invests in foreign bonds                                        K
                              ----------------------------------------------------------------------------------
                                 Invests in foreign
                                   cash reserves                                                 L
                              ----------------------------------------------------------------------------------
                                 Invests in futures contracts         L             L            K            L
                              ----------------------------------------------------------------------------------
                                 Invests in forward
                                   currency contracts                                            L            L
                              ----------------------------------------------------------------------------------
                                 Invests in put options                             L
                              ----------------------------------------------------------------------------------
                               INVESTMENT TECHNIQUES
                              ----------------------------------------------------------------------------------
                                 Holds a small number
                                   of stocks                                        L
                              ----------------------------------------------------------------------------------
                                 Sells stocks short                                 L
                              ----------------------------------------------------------------------------------
                               ANALYTIC METHODS
                              ----------------------------------------------------------------------------------
                                 Uses quantitative
                                   computer models                    K                          K
                              ----------------------------------------------------------------------------------
                                 Uses fundamental analysis                          K                         K
                              ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK
CHARACTERISTICS         Each of the Portfolios will expose investors to
                        substantial risk in pursuit of maximum long-term total return. The following table depicts the principal risks inherent in the Portfolios of the Fund:

                                                  SECURITIES       FOREIGN       MANAGER
                               PORTFOLIO         MARKET RISK     MARKET RISK       RISK
                              ----------         ------------    ------------    --------


                        Aggressive Growth......      High            Low           High
                        Capital Opportunity....      High            Low           High
                        Global Asset
                          Allocation...........      High            High          High
                        Global Equity..........      High            High          High

                        SECURITIES MARKET RISK: Common stock prices have historically fluctuated substantially over short-term periods. Bond prices also fluctuate in response to interest rate changes with prices declining as interest rates increase.

                        FOREIGN MARKET RISK: Investments in foreign securities may have greater risks than similar U.S. investments. These risks involve many facets of foreign investing, including: less liquid and/or efficient markets, less regulation, and uncertain political events. In addition, the value of foreign investments is affected by fluctuations in foreign currency values.

                        MANAGER RISK: The manager, or adviser, of each Portfolio is responsible for implementation of the Portfolio's investment policies. Manager risk encompasses the potential for the Portfolio to fail to achieve its objective due to investment decisions made by the investment adviser. Portfolios whose advisers have the greatest flexibility therefore have the most manager risk. Investors should be aware that each adviser may fail to achieve the Portfolio's objective and the investment results may fall short of comparable benchmarks.
--------------------------------------------------------------------------------

SPECIAL
CONSIDERATIONS          (1) Each Portfolio of the Fund may invest a portion of
                            its assets in futures contracts, options,
                            convertible securities and swap agreements.
                            Investors in the GLOBAL ASSET ALLOCATION PORTFOLIO should be aware that the Portfolio may invest up to 50% of its net assets in futures contracts instead of directly holding securities. The advisers will not use futures to leverage the Portfolios' holdings, but only as a more efficient means to
                            implement their investment decisions.        PAGE 21
                        (2) Each Portfolio may invest in short-term fixed income
                            securities.
                                                                         PAGE 21
                        (3) Each Portfolio may lend its securities.      PAGE 22
                        (4) Each Portfolio may borrow money.             PAGE 24
                        (5) The CAPITAL OPPORTUNITY PORTFOLIO may utilize the
                            hedging and defensive techniques of selling stocks short, purchasing put options, and increasing cash reserves. As a guideline, the value of investments from these three strategies in combination will not
                            exceed 25% of the Portfolio's net assets.    PAGE 12
--------------------------------------------------------------------------------


THE VANGUARD
GROUP
                        The Fund is a member of The Vanguard Group of Investment Companies, a group of over 30 investment companies with over 90 distinct investment portfolios and total assets in excess of $240 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by The Vanguard Funds, provides all corporate, management, administrative, distribution and shareholder accounting services on an at-cost basis to the Funds in the
                        Group.                                           PAGE 24

--------------------------------------------------------------------------------

INVESTMENT
ADVISERS
                        The Portfolios of the Fund receive investment advisory services as follows:


                                    PORTFOLIO
                                    ---------                               ADVISER
                                                                           --------
                        Aggressive Growth Portfolio               Vanguard's Core Management
                                                                  Group
                        Capital Opportunity Portfolio             Husic Capital Management
                        Global Asset Allocation Portfolio         Strategic Investment
                                                                  Management
                        Global Equity Portfolio                   Marathon-Asset Management
                                                                  Limited


                        The advisers discharge their responsibilities subject to the control of the Officers and Directors of the
                        Fund.                                            PAGE 25
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES         Income is expected to be modest in the CAPITAL
                        OPPORTUNITY and GLOBAL EQUITY PORTFOLIOS; however, it may be more significant, from time to time, for the AGGRESSIVE GROWTH and the GLOBAL ASSET ALLOCATION
                        PORTFOLIOS.

                        The Portfolios will distribute net investment income, if any, in the form of dividends annually. Net realized capital gains distributions, if any, will also be made annually. A sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be
                        subject to federal, state and local taxes.       PAGE 31
--------------------------------------------------------------------------------


PURCHASING
SHARES
                        You may purchase shares by mail, wire or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for Individual Retirement Accounts and Uniform Gifts/Transfers to Minors Act accounts); the minimum for subsequent investments is $100. There are no sales commissions or 12b-1 fees, although certain redemptions of Fund shares are subject to a 1%
                        redemption fee as described below.               PAGE 35

--------------------------------------------------------------------------------

SELLING SHARES          You may redeem shares of each Portfolio in writing or by
                        telephone. Shares of the Portfolios that are redeemed or
                        exchanged prior to being held for five years will be
                        subject to a 1% redemption fee paid directly to the
                        Portfolios. The price of each Portfolio is expected to
                        fluctuate, and may at redemption be more or less than at
                        the time of initial purchase, resulting in a gain or
                        loss.                                            PAGE 39
--------------------------------------------------------------------------------

EXCHANGING
SHARES
                        You may exchange a Portfolio's shares for those of another Portfolio of the Fund or other Vanguard Funds. An exchange from one of the Portfolios is considered a redemption and will be subject to a 1% redemption fee if the shares were held for less than 5 years. The redemption fee is paid directly to the
                        Portfolios.                                      PAGE 41
--------------------------------------------------------------------------------

SERVICES TO
SHAREHOLDERS            The Fund offers special services: Fund Express, for
                        electronic transfers between the Fund and your bank
                        account; Tele-Account, for 24-hour telephone access to
                        your Fund account balances and certain transactions;
                        Direct Deposit, for automatic deposit of payroll checks;
                        Average Cost Statement, for determination of the average
                        cost of shares redeemed for tax purposes; Dividend
                        Express, for automatic transfer of dividends and/or
                        capital gains to a bank account.                 PAGE 43
--------------------------------------------------------------------------------

FUND
EXPENSES The following table illustrates ALL of the expenses and fees you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1996 fiscal year.



                                                                                   GLOBAL
                                SHAREHOLDER         AGGRESSIVE      CAPITAL        ASSET        GLOBAL
                                TRANSACTION           GROWTH      OPPORTUNITY    ALLOCATION     EQUITY
                                 EXPENSES           PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                           ---------------------    ----------    -----------    ----------    --------
                           Sales Load Imposed
                             on Purchases...........    None          None          None          None
                           Sales Load Imposed on
                             Reinvested Dividends...    None          None          None          None
                           Redemption (and Exchange
                             Redemption) Fees*:
                             shares held less than
                               5 years..............       1%            1%            1%            1%
                             shares held 5 years
                               or more..............    None          None          None          None
                           Exchange Fees**..........    None          None          None          None


                         * The fees withheld from redemption proceeds are paid
                           to the Portfolios.
                        ** Exchanges will be treated as redemptions for purposes
                           of imposing the redemption fees.


                              ANNUAL PORTFOLIO                                     GLOBAL
                             OPERATING EXPENSES     AGGRESSIVE      CAPITAL        ASSET        GLOBAL
                             (AS A PERCENTAGE OF      GROWTH      OPPORTUNITY    ALLOCATION     EQUITY
                                 NET ASSETS)        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                          ------------------------  ----------    -----------    ----------    ---------
                           Management &
                             Administrative
                             Expenses...............     .23%          .04%          .36%          .30%
                           Investment Advisory
                             Fees...................     .08           .40           .33           .39
                           12b-1 Fees...............    None          None          None          None
                           Other Expenses
                             Distribution Costs.....     .02%          .02%          .02%          .02%
                             Miscellaneous
                               Expenses.............     .05           .04           .08           .14
                                                      -------        -------       -------        ------
                           Total Other Expenses.....     .07           .06           .10           .16
                               TOTAL OPERATING
                                 EXPENSES...........     .38%          .50%          .79%          .85%
                                                      -------        -------       -------        ------
                                                      -------        -------       -------        ------


                        The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

1% REDEMPTION FEE       The Portfolios of the Fund are intended for long-term
                        investors who can withstand substantial price fluctuations. For this reason, the Portfolios will assess a 1% redemption fee on shares that are redeemed, or redeemed by exchange, before they have been held for five years. For purposes of calculating the five-year holding period the Portfolio will use the "first-in, first-out" (FIFO) method. That is, the date of the redemption or exchange will be compared to the earliest purchase date. If this holding period is less than five years, the fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for five years or more. This fee will not apply to shares purchased through dividend or capital gain reinvestment.
                        In the event of an early redemption due to a shareholder's death, all redemption fees will be waived.
                        A certified copy of the death certificate must be provided to substantiate the death.

                        The fee is paid directly to the Portfolios to offset the cost of short-term trading and other transaction costs. As such, the fee is considered a benefit to long-term investors. It is not a contingent deferred sales charge.

                        The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. A 1% redemption fee is included in the expenses because the time periods illustrated are less than five years.


                                                               3 YEARS
                                                      1 YEAR   -------   5 YEARS   10 YEARS
                                                      ------             -------   --------
                        Aggressive Growth
                          Portfolio.................   $ 14      $24       $21       $ 48
                        Capital Opportunity
                          Portfolio.................   $ 16      $27       $28       $ 63
                        Global Asset Allocation
                          Portfolio.................   $ 18      $37       $44       $ 98
                        Global Equity Portfolio.....   $ 19      $38       $47       $105


                        THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS              The following financial highlights for a share
                        outstanding for the period November 1, 1995 to October
                        31, 1996 for the Fund have been audited by Price
                        Waterhouse LLP, independent accountants, whose report thereon was unqualified. This report should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in the Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual
                        Report, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                        Department at 1-800-662-7447.

                                         ------------------------------          ------------------------------
                                                 AGGRESSIVE GROWTH                      CAPITAL OPPORTUNITY
                                                     PORTFOLIO                               PORTFOLIO
                                         ------------------------------          ------------------------------
                                         YEAR ENDED                              YEAR ENDED
                                         OCTOBER 31,     JUNE 30, 1995+          OCTOBER 31,     JUNE 30, 1995+
                                            1996       TO OCTOBER 31, 1995          1996       TO OCTOBER 31, 1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................      $ 10.23           $ 10.00               $  9.71           $ 10.00
                                          --------      ------------              --------      ------------
INVESTMENT OPERATIONS
  Net Investment Income..............          .18               .04                   .01               .02
  Net Realized and Unrealized Gain
    (Loss) on Investments............         2.20               .19                  1.12              (.31)
                                          --------      ------------              --------      ------------
      TOTAL FROM INVESTMENT
        OPERATIONS...................         2.38               .23                  1.13              (.29)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income...........................         (.08)               --                  (.03)               --
  Distributions from Realized Capital
    Gains............................           --                --                    --                --
                                          --------      ------------              --------      ------------
      TOTAL DISTRIBUTIONS............         (.08)               --                  (.03)               --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......      $ 12.53           $ 10.23               $ 10.81           $  9.71
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)......................        23.40%             1.69%                11.67%            (3.19)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).........................         $133               $62                  $115               $72
Ratio of Expenses to Average Net
  Assets.............................         0.38%             0.06%*                0.50%             0.47%*
Ratio of Net Investment Income to
  Average Net Assets.................         1.78%             2.22%*                0.11%             1.29%*
Portfolio Turnover Rate..............          106%                0%                  128%               30%
Average Commission Rate Paid.........      $ .0267               N/A               $ .0541               N/A


*   Annualized.
+ Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

(1) Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.



                                          ------------------------------          ------------------------------
                                                    GLOBAL EQUITY                           GLOBAL ASSET
                                                      PORTFOLIO                         ALLOCATION PORTFOLIO
                                          ------------------------------          ------------------------------
                                          YEAR ENDED                              YEAR ENDED
                                          OCTOBER 31,     JUNE 30, 1995+          OCTOBER 31,     JUNE 30, 1995+
                                             1996       TO OCTOBER 31, 1995          1996       TO OCTOBER 31, 1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $ 10.08           $ 10.00               $ 10.27           $ 10.00
                                           --------      ------------              --------      ------------
INVESTMENT OPERATIONS
  Net Investment Income...............          .13               .04                   .50               .11
  Net Realized and Unrealized Gain
    (Loss) on Investments.............         1.58               .04                   .75               .16
                                           --------      ------------              --------      ------------
      TOTAL FROM INVESTMENT
        OPERATIONS....................         1.71               .08                  1.25               .27
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income............................         (.07)               --                  (.20)               --
  Distributions from Realized Capital
    Gains.............................           --                --                  (.03)               --
                                           --------      ------------              --------      ------------
      TOTAL DISTRIBUTIONS.............         (.07)               --                  (.23)               --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........      $ 11.72           $ 10.08               $ 11.29           $ 10.27
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1).......................        17.05%             0.50%                12.34%             2.39%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)..........................          $99               $36                   $76               $45
Ratio of Expenses to Average Net
  Assets..............................         0.85%             0.57%*                0.79%             0.52%*
Ratio of Net Investment Income to
  Average Net Assets..................         1.53%             2.04%*                5.18%             5.42%*
Portfolio Turnover Rate...............           29%                2%                  191%               17%
Average Commission Rate Paid..........      $ .0078               N/A                   N/A               N/A


*  Annualized.
+Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
(1)Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN            From time to time the Portfolios may advertise their
                        yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolios refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Portfolios (as stated) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                        In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during the 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolios to maintain their books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.

                        Also, the Portfolios may compare their performance to that of various stock market indices, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index.
--------------------------------------------------------------------------------

OVERVIEW OF
PORTFOLIOS              The Fund is an open-end diversified investment company
                        offering four distinct Portfolios. The Portfolios invest in securities that are deemed by their advisers to have attractive total return potential. The Aggressive
                        Growth, Capital Opportunity, and Global Equity
                        Portfolios invest primarily in common stocks while the Global Asset Allocation Portfolio invests in common stocks, bonds, and cash reserves. The Portfolios of the Fund are managed without regard to tax ramifications.

                        Each Portfolio of the Fund is authorized to invest in stock index futures, options, and swap agreements to a limited extent. Each Portfolio is permitted to hold equity securities other than common stock, such as debentures or preferred stock that is convertible to common stock. See "SUPPLEMENTAL INVESTMENT POLICIES" for a description of these and other investment practices of the Fund.

                        The investment objectives and policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.

                        Pages 10 to 20 of this prospectus contain a description of each Portfolio's investment objective, policies and risks.
--------------------------------------------------------------------------------

                        AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT
OBJECTIVE
                        The Aggressive Growth Portfolio seeks to provide maximum long-term total return and is therefore intended for investors who have a long-term investment horizon. To that end, the Portfolio will assume above-average risk in seeking potentially above-average returns, although there is no assurance that the Portfolio will achieve such returns. Income provided by the Portfolio may fluctuate significantly.
--------------------------------------------------------------------------------


INVESTMENT
POLICIES
                        The Aggressive Growth Portfolio invests in U.S. equity securities and emphasizes mid- and small-capitalization companies*. At least 65% of the Portfolio's assets will be invested in such companies under normal circumstances. The Portfolio's exposure to foreign securities is expected to be minimal. The Portfolio will generally be diversified across a wide range of industries; however, the investment adviser may either over weight or under weight certain industries.


                        The Portfolio's adviser, Vanguard's Core Management Group, utilizes a proprietary quantitative valuation methodology to identify, from a large universe of companies, those common stocks with the best total return potential. Stocks are generally categorized based on two dimensions: (i) market capitalization (i.e., small, medium and large) and (ii) growth versus value. The portion of the Portfolio's assets invested in any one of these categories will vary over time depending upon Core Management's expectation for each segment's total return potential. The Portfolio, however, is more likely to be invested in small- and medium-capitalization stocks than large-capitalization stocks. Among the characteristics used in stock selection are (i) market liquidity; (ii) valuation measures; and (iii) financial strength relative to other stocks.

                        The Portfolio is expected to remain fully invested in equity securities. However, the proportion of cash reserves held by the Portfolio may increase if the adviser feels a conservative investment approach is warranted.

                        * Small capitalization stocks are generally those of
                          companies with market capitalizations of $500 million-$2 billion. Mid-capitalization stocks are issued by companies with market capitalizations of $2 billion to $14 billion.
--------------------------------------------------------------------------------


INVESTMENT
RISKS
SECURITIES MARKET
RISK
                        The Portfolio exposes investors to the market risks associated with U.S. equity investments. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which can be used as a proxy for the U.S. stock market, has provided annual total returns (capital appreciation plus dividend income) averaging +12.7% for the period from 1926 to 1996. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock market returns are quite volatile from year to year. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.

                        Furthermore, the Portfolio emphasizes medium- and small-capitalization stocks which have historically been more volatile in price than the S&P 500 Index. Among the likely reasons for the greater price volatility of small company stocks are less than certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater volatility, small- and mid-capitalization stocks have at times fluctuated independently of the broad stock market. Investors should therefore expect that small- and mid-capitalization stocks (and hence the Aggressive Growth Portfolio) may be more volatile than the S&P 500 Index.

MANAGER RISK            The Portfolio exposes investors to substantial manager
                        risk which encompasses the potential for the Portfolio
                        to fail to achieve its objective due to activities of
                        the investment adviser. Vanguard's Core Management
                        Group, the Portfolio's investment adviser, selects
                        stocks based primarily on quantitative models. There is
                        no assurance that the Portfolio will achieve its stated
                        objective.
--------------------------------------------------------------------------------

                        CAPITAL OPPORTUNITY PORTFOLIO

INVESTMENT
OBJECTIVE
                        The Capital Opportunity Portfolio seeks to provide maximum long-term total return and is therefore intended for investors who have a long-term investment horizon. To that end, the Portfolio will assume above-average risk in seeking potentially above-average returns, although there is no assurance that the Portfolio will achieve such returns. Income generated by the Portfolio is expected to be minimal.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
                        The Capital Opportunity Portfolio invests primarily in medium- and small-capitalization U.S. equity securities emphasizing companies with rapid earnings growth prospects. The Portfolio may hold up to 15% of its assets in foreign securities. The Portfolio is expected to be concentrated in as few as 25 to 50 stocks.

                        The Portfolio's adviser, Husic Capital Management, applies a "classic" fundamental investment strategy using security analysis to identify the stocks deemed most attractive. When selecting stocks, the investment adviser will: (i) focus on early recognition of change that leads to high expected earnings growth; (ii) concentrate in those sectors and industries deemed to offer the possibility of high returns; and (iii) maintain a flexible attitude towards identifying growth opportunities. Opportunistically, the adviser may also select convertible and high yield securities for the Portfolio. In each of these categories, exposure will be limited to 10% of the Portfolio's net assets.

                        In an attempt to reduce downside risk, Husic Management Company may utilize the following hedging and defensive techniques:

                        - sell short stocks considered to have fundamental
                          problems; limited to 10% of the Portfolio's net assets.
                        - purchase put options; limited to 10% of the
                          Portfolio's net assets.
                        - increase cash reserves up to 15% of the Portfolio's
                          net assets for temporary defensive purposes.

                        As a guideline, the value of investments from these three strategies in combination will not exceed 25% of the Portfolio's net assets.
--------------------------------------------------------------------------------


INVESTMENT
RISKS
SECURITIES MARKET
RISKS
                        The Portfolio exposes investors to the market risks associated with U.S. equity investments. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") which can be used as a proxy for the U.S. stock market, has provided annual total returns (capital appreciation plus dividend income) averaging +12.7% for the period from 1926 to 1996. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock market returns are quite volatile from year to year. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.

                        Furthermore, the Portfolio emphasizes medium- and small-capitalization stocks which have historically been more volatile in price than the S&P 500 Index. Among the likely reasons for the greater price volatility of small company stocks are less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater volatility, small- and mid-capitalization stocks have at times fluctuated independently of the broad stock market. Investors should therefore expect that small- and mid-capitalization stocks (and hence the Capital Opportunity Portfolio) may be more volatile than the S&P 500 Index.


                        The Portfolio exposes investors to industry specific risk -- i.e., the possibility that a particular group of related stocks will decline in price due to industry specific developments. The Portfolio will focus its holdings in those industries and securities that, in the adviser's opinion, offer the best prospects of high returns. The Portfolio is expected to hold from 25 to 50 securities and may invest a large portion of the Portfolio's holdings in a specific industry.

                        The Portfolio will also expose investors to the risks associated with the short selling of stocks. Short selling involves selling shares of stock which the Portfolio does not own, with the expectation that the stock's price will fall. The principal purpose of making a short sale is to enable the Portfolio to benefit from an expected decline in a stock's price. The risk of loss associated with a short sale is greater than that associated with a regular purchase. In a regular purchase, possible loss is limited to the amount for which the security was purchased. In a short sale, the potential loss is unlimited. Assets committed to short sales of stocks will not exceed 10% of the Portfolio's net assets. With respect to short sales, the Portfolio will segregate cash or U.S. Government securities in an amount equal to the difference between the market value of any securities sold short and any amount required to be deposited with the broker in connection with such short sales.

                        The Portfolio will also expose investors, on a limited basis, to the risks of convertible securities and low quality bonds. Investments in such issues will be made when the adviser believes that the potential gains significantly outweigh the risks. Exposure to each of these categories: (convertible securities and low-quality bonds) will not exceed 10% of the Portfolio's net assets.

                        The Portfolio exposes investors to the risks associated with investments in put options. The risk of loss associated with a put option is limited to the price paid for the option. Assets committed to put options will not exceed 15% of the Portfolio's net assets. The Portfolio's adviser is permitted to invest in put options in order to "hedge" or protect a relatively small portion of net assets from losses during a market or sector decline.

FOREIGN
SECURITIES RISK
                        The Portfolio may invest up to 15% of its net assets in foreign equity securities and therefore exposes investors to foreign securities risk. For U.S. investors, the returns of foreign securities are influenced by not only the returns on foreign securities themselves, but also by currency risk -- i.e., changes in the value of currencies in which the securities are denominated. In a period when the U.S. dollar rises in value against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, the returns of foreign securities will be enhanced in a period when the U.S. dollar declines. (Please see "SUPPLEMENTAL INVESTMENT POLICIES" for additional risks associated with investments in foreign securities.)

MANAGER RISK            The Portfolio exposes investors to substantial manager
                        risk which encompasses the potential for the Portfolio
                        to fail to achieve its objective due to activities of
                        the investment adviser. Husic Capital Management, the
                        Portfolio's investment adviser, manages the Portfolio
                        with broad flexibility, in an effort to provide maximum
                        long-term total return. The investment adviser selects
                        stocks based on economic, financial, and market analysis
                        as well as investment judgment. There is no assurance
                        that the Portfolio will achieve its stated objective.
--------------------------------------------------------------------------------

                        GLOBAL ASSET ALLOCATION PORTFOLIO

INVESTMENT
OBJECTIVE
                        The Global Asset Allocation Portfolio seeks to provide maximum long-term total return and is therefore intended for investors who have a long-term investment horizon. To that end, the Portfolio will assume above-average risk in seeking potentially above-average returns, although there is no assurance that the Portfolio will achieve such returns. Income provided by the Portfolio is expected to fluctuate significantly.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
                        The Global Asset Allocation Portfolio invests in a varying mix of stocks, bonds, and cash reserves selected primarily from the following nine major markets: U.S., Japan, the United Kingdom, Germany, France, Spain, Canada, Australia, and Hong Kong. The adviser may expand the Portfolio's investment universe outside these major markets at any time, and may include investments in emerging markets. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in securities representing at least three different countries. In order to execute its strategy in an efficient manner, the Portfolio's adviser expects to invest the portion of the Portfolio's assets that it has determined should be allocated to stocks, primarily in equity index futures contracts. The Portfolio will use futures contracts (which are commonly referred to as "derivatives") to provide an efficient means of achieving exposure to the stock and fixed income markets of a particular country. Stock index futures contracts provide exposure to a whole index of stocks without buying each security individually. The use of futures contracts provides a cost efficient means of achieving exposure to the stock or fixed income market of a particular country. UNDER NO CIRCUMSTANCES WILL THE MARKET EXPOSURE OF FUTURES CONTRACTS EXCEED 50% OF THE PORTFOLIO'S NET ASSETS. (Please see "SUPPLEMENTAL INVESTMENT POLICIES" for details of futures transactions.) The adviser will not use futures to leverage the Portfolio's holdings. (Please see "SUPPLEMENTAL INVESTMENT POLICIES" for risks associated with investments in futures contracts.)

                        The Portfolio's adviser, Strategic Investment Management, will use a variety of quantitative investment models to identify the country and asset classes deemed to be attractive. The adviser seeks asset classes and countries with the highest expected relative return premium, adjusted for risk (e.g., stocks in Japan versus bonds in France). Valuation and liquidity measures are the primary drivers of the model used to determine the relative expected return premium for each country and asset class. In evaluating equity exposure, the adviser attempts to assess the relative value of each country's market in aggregate rather than looking at the stocks of individual companies. The adviser may concentrate the Portfolio's investments in only a few selected countries and/or asset classes; however, no more than 50% of the Portfolio's net assets will be invested in an asset class from a single country (e.g., French bonds). There is no limitation on the Portfolio's U.S. assets.

                        In attempting to achieve its objective, the Portfolio will be managed to provide investment results superior to a theoretical benchmark, the "Global Balanced Index", with the following parameters:

                             60%     global stock investments
                             30%     global bond investments
                             10%     U.S. cash reserve investments

                        The 60% global stock component is an adjusted capitalization-weighted average of the established local stock market index in each country. The 30% global bond component is a capitalization-weighted average of the country indices of the Salomon Brothers World Government Bond Index; all such bonds are expected to be of investment grade quality. The U.S. cash reserve component is the bond equivalent yield of the Federal Reserve's published average offering rate on 30-day commercial paper. The index is adjusted to reduce the exposure of foreign currency fluctuations by hedging back into U.S. dollars one half of the foreign currency exposure resulting from equity holdings and all of the foreign currency exposure resulting from the bond holdings. The countries included in this index will be the U.S., Canada, the United Kingdom, France, Germany, Spain, Japan, Australia and Hong Kong (there will be no bond investments in Hong Kong). The Global Balanced Index will be reviewed semi-annually and with approval of the Fund's Officers may be changed to reflect additions or deletions of countries from the adviser's mandate going forward.

                        The adviser will predominately utilize an indexed approach to common stock investing but, from time to time, may execute modest "tilts" among common stock holdings (e.g., lower than average market capitalization or valuation levels) or hold an overweighted position in a security intended to serve as a proxy for an entire market (e.g., a closed-end country fund).

                        Investments will also include direct investments in short-term or long-term government bonds, and U.S. and foreign cash reserves. Bonds in the Portfolio are expected to range in maturity from one to 30 years. The Portfolio may also enter into forward currency exchange contracts in order to protect its securities from fluctuations in exchange rates. (Please see "SUPPLEMENTAL INVESTMENT POLICIES" for a description of such contracts.)
--------------------------------------------------------------------------------


INVESTMENT
RISKS
SECURITIES MARKET
RISK
                        Market risk for the Portfolio will depend both on the adviser's allocation to stocks, bonds, and money market instruments and the percentage of assets invested in each of the markets available to the adviser. Investments in foreign markets can be as volatile, if not more volatile, than investments in U.S. securities markets. However, a Portfolio that combines both U.S. and foreign securities may benefit from diversification and may have less volatility than a portfolio made up solely of foreign securities.

                        To illustrate the volatility of world securities markets for the U.S. investor, a hypothetical index consisting 60% of the Morgan Stanley Capital International (MSCI) World Index, 30% of the Salomon Brothers World Bond Index, and 10% of cash reserves can be used as a proxy for the Global Balanced Index, the Portfolio's benchmark index.


                        This hypothetical index has provided annual total returns (capital appreciation plus dividend income) averaging 12.1% for the period 1978 to 1996. The return in individual years has varied from a low of -9.5% to a high of 26.9%, which reflects the short-term volatility of securities prices. The historical total return data is provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.


                        The hypothetical index used as a proxy for the Portfolio's benchmark index primarily contains return figures for developed countries; however, the Global Asset Allocation Portfolio may invest up to 25% of its holdings in emerging market securities or currencies. Emerging market countries have periodically provided greater returns than developed markets, but with substantially greater volatility. The Portfolio is likely to differ in terms of portfolio composition from the hypothetical index, and so the performance of the Global Asset Allocation Portfolio should not be expected to mirror the return provided by this index.

FOREIGN MARKET RISK     For U.S. investors, the returns of foreign securities
                        are influenced by not only the returns on foreign securities themselves, but also by currency risk -- i.e., changes in the value of currencies in which the securities are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S.
                        investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns of foreign securities will be enhanced.

                        (Please see "SUPPLEMENTAL INVESTMENT POLICIES" for additional risks associated with investments in foreign securities.)

MANAGER RISK
                        The Portfolio exposes investors to substantial manager risk which encompasses the potential for the Portfolio to fail to achieve its objective due to activities of the investment adviser. Strategic Investment Management, the Portfolio's investment adviser, selects stocks based primarily on quantitative models in an effort to provide long-term returns that exceed those of comparable unmanaged indexes. There is no assurance that the Portfolio will achieve its stated objective.
--------------------------------------------------------------------------------

                        GLOBAL EQUITY PORTFOLIO

INVESTMENT
OBJECTIVE
                        The Global Equity Portfolio seeks to provide maximum long-term total return and is therefore intended for investors who have a long-term investment horizon. To that end, the Portfolio will assume above-average risk in seeking potentially above-average returns, although there is no assurance that the Portfolio will achieve such returns. Income provided by the Portfolio is expected to be minimal.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
                        The Global Equity Portfolio invests in U.S. and foreign equity securities that the adviser deems attractive. The Portfolio seeks to diversify its assets among stocks traded in the major stock markets, as well as emerging stock markets. The Portfolio seeks to diversify among foreign markets including Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, and Hong Kong. The Portfolio may also invest in emerging markets such as Brazil, Indonesia, Korea, Mexico, the Philippines, Thailand and South Africa. Emerging markets may be more volatile and less liquid than more established foreign markets. Under normal market conditions, the Portfolio will invest at least 65% of its assets in at least three different countries. The Portfolio will generally limit emerging market holdings to 20%.


                        The Portfolio's adviser, Marathon Asset Management Limited ("Marathon-London"), builds portfolios based primarily upon industry and company analysis rather than "top down" country allocation decisions. With this approach, the Portfolio's regional weightings are expected to range from 50% to 150% of the allocations exhibited by an unmanaged index such as the Morgan Stanley Capital International (MSCI) All Country Index. The relative weightings of individual sectors and stocks may be expected to differ markedly from index weightings. This approach can be characterized as traditional "active" investment management, rather than a passive indexing approach.


                        A key element of Marathon-London's analysis is a focus on competition and industry prospects. This approach permits the adviser to identify opportunities across a wide range of industries. As such, the Portfolio will tend to own a mix of both "value" and "growth" stocks.

                        Besides investing in equity securities, the Portfolio may also enter into forward foreign currency exchange contracts in order to protect its securities from fluctuations in exchange rates. (See "SUPPLEMENTAL INVESTMENT POLICIES" for a description of such contracts.)
--------------------------------------------------------------------------------

INVESTMENT RISKS
SECURITIES MARKET
RISK
                        The Portfolio exposes investors to the market risks associated with world stock markets. International stock and bond markets have periodically offered above-average returns relative to U.S. investments. However, commensurate with that opportunity for greater return lies greater risk. Risk factors unique to international investing are the volatility of a country's financial markets, a country's political and economic climate, and fluctuations in the value of its currency.

                        Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets. However, a Portfolio that combines both U.S. and foreign stocks may benefit from diversification and may have less volatility than a pure foreign stock portfolio.


                        The average annual returns of the Morgan Stanley Capital International (MSCI) World Index can be used as an indicator of the world market risk of the Global Equity Portfolio. The world stock index returns have provided annual total returns (capital appreciation plus dividend income) averaging 11.8% for the period 1970-1996. The return in individual years has varied from a low of -24.5% to a high of 42.8%, which reflects the short-term volatility of stock prices. The historical total return data is provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.


                        The MSCI World Index primarily contains return figures for developed countries; whereas, the Portfolio may invest 20% of its holdings in emerging market securities. Emerging market countries have periodically provided greater returns than developed markets, but with substantially greater volatility. The Portfolio is likely to differ in terms of portfolio composition from the MSCI World Index, and so the performance of the Global Equity Portfolio should not be expected to mirror the return provided by the Index.

FOREIGN MARKET RISK     The Portfolio also exposes investors to foreign market
                        risk. For U.S. investors, the returns on foreign securities are influenced by not only the returns on foreign securities themselves, but also by currency risk -- i.e., changes in the value of currencies in which the securities are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S.
                        investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns of foreign securities will be enhanced.

                        Please see "SUPPLEMENTAL INVESTMENT POLICIES" for additional risks associated with investments in foreign securities.

MANAGER RISK
                        The Portfolio exposes investors to substantial manager risk which encompasses the potential for the Portfolio to fail to achieve its objective due to activities of the investment adviser, Marathon-London. The Portfolio's investment adviser selects stocks based on investment judgment and analysis of corporate strategies, competition, and capital flows. There is no assurance that the Portfolio will achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
LONG-TERM
INVESTORS SEEKING
MAXIMUM TOTAL RETURN    The Portfolios are designed for investors who have a
                        long-term (five years or longer) investment horizon, seek long-term total return and have the perspective, patience, and financial resources to assume above-average risk and volatility for the potential of achieving above-average return. Investors in the Portfolios should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. Each Portfolio's share price is expected to be volatile.

                        The AGGRESSIVE GROWTH PORTFOLIO is appropriate for investors who seek to invest in a quantitatively managed portfolio of diversified U.S. equity securities.

                        The CAPITAL OPPORTUNITY PORTFOLIO is appropriate for investors who seek to invest in an actively managed portfolio of U.S. equity securities and are willing to accept the risks associated with short selling stocks and investing in put options.

                        The GLOBAL ASSET ALLOCATION PORTFOLIO is appropriate for investors who seek to invest in an actively managed portfolio of U.S. and foreign stocks, bonds and cash reserves and are willing to accept the risks associated with a high level (up to 50% of the Portfolio's net assets) of investments in futures contracts.

                        The GLOBAL EQUITY PORTFOLIO is appropriate for investors who seek to invest in an actively managed Portfolio of U.S. and foreign equity securities.

                        Because of the risks associated with common stock investments, all four Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section entitled "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                        The Fund is not intended as a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of investments.
--------------------------------------------------------------------------------

SUPPLEMENTAL
INVESTMENT
POLICIES
EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED-INCOME
SECURITIES
                        The Portfolios of the Fund may invest temporarily in certain short-term fixed-income securities for defensive purposes. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Although not expected to do so, each Portfolio may invest up to 100% of its assets in such securities. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities. Additionally, the Capital Opportunity Portfolio may invest up to 15% of its net assets in cash reserves, for temporary defensive purposes, after major upward movements in the prices of the Portfolio's stocks when the investment adviser is not satisfied with investment alternatives.



EACH PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES SUCH AS:
FUTURES CONTRACTS,
OPTIONS, WARRANTS, AND
CONVERTIBLE SECURITIES  Each Portfolio of the Fund may utilize stock futures contracts, options, including puts and calls, warrants, convertible securities and swap agreements to a limited extent. Each Portfolio may use over-the-counter options when exchange traded options do not exist. Specifically, the Capital Opportunity, Aggressive Growth and Global Equity Portfolios may enter into futures contracts and options provided that not more than 5% of their assets are required as a margin deposit for futures contracts or options, and provided that not more than 20% of each Portfolio's assets are invested in futures and options at any time. Investors in the Global Asset Allocation Portfolio should be aware the Portfolio's adviser may invest up to 50% of the Portfolio's net assets in futures contracts provided that not more than 15% of its net assets are required for margin requirements. The Global Asset Allocation Portfolio may purchase options provided that not more than 5% of its assets are required as a margin deposit, and provided that not more than 20% of its net assets are invested in options at any time. In combination, futures and options will not exceed 50% of the Portfolio's net assets with not more than 15% of the Portfolio's net assets required for margin requirements at any time.



FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS      By investing in such instruments, the Portfolios'
                        advisers will expose investors to those risks inherent in these commonly used strategies. Futures and options are derivative instruments in that their value is derived from the value of another security. For example, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolios will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, including puts and calls, warrants, convertible securities and swap agreements by a Portfolio are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; (ii) the risk that the investment adviser will incorrectly predict stock market and interest rate trends; and (iii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market.
                        However, options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Please refer to the "Statement of Additional Information" for additional information about futures and options.

                        Additionally, each Portfolio's investments in warrants will not exceed 15% of its assets. Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment while retaining a cash balance for fund management purposes, to facilitate the portfolio management process, or to reduce transaction costs. The Portfolios may not use futures and options to leverage their net assets.


EACH PORTFOLIO MAY
ENTER INTO SWAP
AGREEMENTS
                        Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligations to the counterparty. This risk will be mitigated by having the Portfolios invest in the specific asset for which they are obligated to pay a return. Swap agreements are considered illiquid, and investments in swap agreements are therefore subject to the 15% limitation on illiquid securities described in the Statement of Additional Information.


ALL PORTFOLIOS MAY
LEND THEIR SECURITIES
                        All Portfolios of the Fund may lend securities to qualified institutional investors for either short-term or long-term periods for the purpose of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Portfolio's net assets. The Portfolios may also invest in repurchase agreements and reverse repurchase agreements to a limited extent. Please refer to the "Statement of Additional Information" for further details.

ALL PORTFOLIOS MAY
OWN RESTRICTED
SECURITIES
                        All Portfolios of the Fund may own restricted securities to a limited extent. Restricted securities are securities which are subject to restrictions upon sale under the Securities Act of 1933. Each Portfolio may invest up to 15% of its net assets in illiquid securities, which include certain restricted securities. The Fund's Board of Directors may from time to time determine certain restricted securities known as Rule 144A securities to be liquid. Such securities will not be subject to the 15% limitation described above.


THREE OF THE FUND'S
PORTFOLIOS EXPOSE
INVESTORS TO FOREIGN
MARKET RISK             The Capital Opportunity, Global Asset Allocation, and
                        Global Equity Portfolios expose investors to foreign market risk. Some risks and considerations of international investing include the following:
                        differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility;
                        foreign withholding taxes payable on the Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations;
                        difficulty in obtaining a judgment from a foreign court;
                        political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

THE GLOBAL EQUITY AND
GLOBAL ASSET
ALLOCATION PORTFOLIOS
MAY ENTER INTO
FORWARD CURRENCY
CONTRACTS               The Global Equity and Global Asset Allocation Portfolios
                        may enter into forward foreign currency exchange contracts. Such contracts are used to protect the Portfolio's securities against uncertainty in the level of future foreign exchange rates. Under normal circumstances, the Global Equity Portfolio will not commit more than 20% of its assets to such contracts.
                        The Global Asset Allocation Portfolio will normally invest approximately 30% of its assets in forward foreign currency exchange contracts. The Portfolio will utilize such contracts in conjunction with equity futures in order to achieve index-like exposure. The
                        Portfolio may also utilize such contracts to hedge positions in foreign bonds or cash reserves without limitation.

                        A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The contracts may be bought or sold to protect the Portfolios, to a limited extent, against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

PORTFOLIO TURNOVER      Although all Portfolios of the Fund seek to invest for
                        the long term, they retain the right to sell securities irrespective of how long they have been held. The annual portfolio turnover expected for each Portfolio is provided in the table below.

                                                                       ESTIMATED ANNUAL
                                 PORTFOLIO                                 TURNOVER
                                 ---------                            -----------------
                        Aggressive Growth Portfolio                        100-150%
                        Capital Opportunity Portfolio                       75-125%
                        Global Asset Allocation                            100-200%
                        Global Equity Portfolio                             10-50%

                        A turnover rate of 100% would occur, for example, if all the securities of a Portfolio were replaced within one year. Higher portfolio turnover rates generally result in increased brokerage commissions and the realization of higher capital gains, which may make these Portfolios more attractive for the tax-deferred portion of an investment portfolio. Each Portfolio is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS
                        Each Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Portfolio will not:


                        (a) with respect to 75% of the value of its total
                            assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;


                        (b) invest more than 25% of its assets in any one
                            industry; and


                        (c) borrow money except from banks for temporary or
                            emergency purposes, and in no event in excess of 15% of the market value of its total assets.


                        These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental, and may only be changed with the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT
OF THE FUND
VANGUARD
ADMINISTERS
AND DISTRIBUTES
THE FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct portfolios and total assets in excess of $240 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately 0.29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).


                        The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                        Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and provides the funds with necessary office space, furnishings and equipment.

                        Each Fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodial fees.


                        Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis, (i.e., there are no sales commissions or 12b-1 fees). However, each Fund bears its allocated share of the Group's distribution costs.

--------------------------------------------------------------------------------


INVESTMENT
ADVISERS
VANGUARD SERVES
AS ADVISER TO THE
AGGRESSIVE GROWTH
PORTFOLIO               The AGGRESSIVE GROWTH PORTFOLIO receives investment
                        advisory services from VANGUARD'S CORE MANAGEMENT GROUP.
                        The Core Management Group also provides investment advisory services to several other Vanguard Funds, including Vanguard Index Trust, Vanguard International
                        Equity Index Fund, Vanguard Institutional Index Fund,
                        Vanguard Balanced Index Fund, Vanguard Treasury Fund, the Equity Index Portfolio of the Vanguard Variable
                        Insurance Fund, the Growth and Income and Capital
                        Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the
                        Vanguard REIT Portfolio, the Total International
                        Portfolio of Vanguard STAR Fund and a portion of Vanguard/Windsor II and Vanguard/Morgan Growth Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were $51 billion as of October 31, 1996. The Core
                        Management Group is supervised by the Officers of the Fund. George U. Sauter, Principal of the Core Management
                        Group and the portfolio manager of each of the Funds managed by the Core Management Group, has served in this capacity for each of the Vanguard Funds advised by the Group since 1987, and utilizes a team approach to manage the Portfolio's assets.


                        Vanguard's Core Management Group will provide advisory services on an at-cost basis. In placing portfolio transactions, Vanguard's Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolio, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of competing brokers-dealers; and the brokerage and research services provided to the Portfolio. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Portfolio.


HUSIC CAPITAL
MANAGEMENT SERVES
AS ADVISER TO THE
CAPITAL OPPORTUNITY
PORTFOLIO
                        The CAPITAL OPPORTUNITY PORTFOLIO is managed by HUSIC CAPITAL MANAGEMENT ("Husic"), 555 California Street, Suite 2900, San Francisco, California 94104. Husic provides asset management services to companies, institutions, and individuals as well as approximately 13% of the Vanguard Morgan Growth Fund. As of October 31, 1996, Husic had over $4.1 billion in assets under management.


                        Frank J. Husic, Managing Partner of Husic Capital Management, serves as portfolio manager for the Capital Opportunity Portfolio. Mr. Husic has been the managing partner of Husic since its founding in June 1986. Previously, he was Senior Vice President and Director of Alliance Capital Management as well as President and Portfolio Manager of the Alliance Technology and Alliance International Technology Funds.


                        For the services provided by Husic under the investment advisory agreement, the Portfolio will pay Husic a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on the following annual percentage rates, to the average month-end net assets of the Capital Opportunity Portfolio for the quarter:



                                      NET ASSETS         ANNUAL BASIC FEE RATE
                                  -------------------    ---------------------
                                  First $100 million         .40%
                                  Next $200 million          .35%
                                  Next $300 million          .25%
                                  Next $400 million          .20%
                                  Over $1 billion            .15%


                        Effective with the quarter ending October 31, 1996, the basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Capital Opportunity Portfolio relative to the Capital Opportunity Fund Stock Index, an index of the equity holdings of the 25 largest aggressive growth stock mutual funds.

                        The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Husic.



                               CUMULATIVE 36-MONTH
                        PERFORMANCE DIFFERENTIAL VS. THE
                            CAPITAL OPPORTUNITY INDEX        PERFORMANCE FEE ADJUSTMENT*
                        ---------------------------------    ---------------------------
                        Less than -12%                            -0.75 X Basic Fee
                        Between -12% to -6%                       -0.50 X Basic Fee
                        Between -6% to +6%                            0 X Basic Fee
                        Between +6% to +12%                       +0.50 X Basic Fee
                        More than +12%                            +0.75 X Basic Fee

                        * For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee
                          Rate using average assets over the same time period for which the performance is measured.


                        Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending October 31, 1998, and, until that date, will be calculated according to certain transition rules. See the Statement of Additional Information for a detailed description of the incentive/penalty fee schedule for Husic and the applicable transition rules.


STRATEGIC INVESTMENT
MANAGEMENT
SERVES AS ADVISER TO
THE GLOBAL ASSET
ALLOCATION PORTFOLIO
                        The GLOBAL ASSET ALLOCATION PORTFOLIO is managed by STRATEGIC INVESTMENT MANAGEMENT ("SIM"), 1001 19th Street North, 16th Floor, Arlington, Virginia 22209. SIM provides asset management services to companies, institutions, trusts and individuals. As of October 31, 1996, SIM (and its affiliated companies) had over $16.3 billion in assets under management.



                        Michael A. Duffy, Managing Director of SIM, serves as portfolio manager for the Global Asset Allocation Portfolio. Mr. Duffy has been a Managing Director of SIM since 1987. Previously, he was a Senior Pension Investment Officer for the World Bank as well as an Economist for the Board of Governors of the Federal Reserve System.



                        For the services provided by SIM under the investment advisory agreement the Portfolio will pay Strategic Investment Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on the following annual percentage rates, to the average month-end net assets of the Global Asset Allocation Portfolio for the quarter:


                                      NET ASSETS              ANNUAL RATE
                                ----------------------      --------------

                                First $250 million            .40%
                                Next $250 million             .35%
                                Next $500 million             .25%
                                Over $1 billion               .20%

                        Effective with the quarter ending October 31, 1996, the basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Global Asset Allocation Portfolio relative to the theoretical Global Balanced Index which is calculated as follows:

                                60%     global stock investments
                                30%     global bond investments
                                10%     U.S. cash reserve investments

                        The 60% global stock component is an adjusted capitalization-weighted average of the established local stock market index in each country. The 30% global bond component is a capitalization-weighted average of the country indices of the Salomon Brothers World Government Bond Index. The U.S. cash reserve component is the bond equivalent yield of the Federal Reserve's published average offering rate on 30-day commercial paper. The index is adjusted to reduce the exposure of foreign currency fluctuations by hedging back into U.S. dollars one half of the foreign currency exposure resulting from equity holdings and all of the foreign currency exposure resulting from the bond holdings. The countries included in this index will be the U.S., Canada, the United Kingdom, France, Germany, Spain, Japan, Australia and Hong Kong (there will be no bond investments in Hong
                        Kong). The Global Balanced Index will be reviewed semiannually and with approval of the Fund's Officers may be changed to reflect additions or deletions of countries from the advisor's mandate going forward.

                        The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Strategic Investment Management.


                                 CUMULATIVE 36-MONTH                      PERFORMANCE
                             PERFORMANCE VS. THE GLOBAL                       FEE
                                   BALANCED INDEX                         ADJUSTMENT*
                        -------------------------------------     ----------------------------



                        Less than -0.75%                               -0.75 X Base Fee
                        -0.75% to +2.25%                               -0.50 X Base Fee
                        Between +2.25% and +5.25%                      -0.25 X Base Fee
                        Between +5.25% and +8.25%                        0 X Base Fee
                        Between +8.25% and +11.25%                     0.25 X Base Fee
                        Between +11.25% and +14.25%                    0.50 X Base Fee
                        More than +14.25%                              0.75 X Base Fee

                        * For purposes of this calculation, the Base Fee represents the annual rate used in calculating the base advisory fee over the performance period multiplied by the average assets for the performance period measured to calculate the incentive/penalty adjustment.


                        Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending October 31, 1998, and, until that date, will be calculated according to certain transition rules. See the Statement of Additional

                        Information for a detailed description of the incentive/penalty fee schedule for SIM and the applicable transition rules.


MARATHON-LONDON         The GLOBAL EQUITY PORTFOLIO is managed by Marathon Asset
SERVES AS ADVISER       Management Limited ("Marathon-London"), Orion House, 5
TO THE GLOBAL           Upper Street, Martin's Lane, London. Marathon-London was
EQUITY PORTFOLIO        founded in 1986 and provides asset management services
                        to companies, institutions, and individuals. As of October 31, 1996, Marathon-London had more than $5.8 billion in assets under management.


                        The investment philosophy of Marathon-London is that the best investment returns for equity portfolios are primarily the result of careful, well-researched industry and company evaluation rather than "top down" country allocation decisions. Marathon-London's portfolios therefore tend to exhibit regional weightings within a range of 50% to 150% of the allocation exhibited in broad market benchmarks, such as the unmanaged All Country Index. Sector and stock weightings may be expected to differ markedly from index weightings. The firm uses a team approach with each of the firm's three partners having the primary responsibility for a specific region, e.g. Europe.

                        Jeremy J. Hosking, Director of Marathon-London, serves as portfolio manager for the Global Equity Portfolio. Mr. Hosking has been a Director of Marathon-London since its founding in 1986. Previously, he was Director of G.T. Capital Management, Inc., San Francisco with responsibility for U.S. portfolio management and international ERISA asset allocation. From 1981 to 1984 Mr. Hosking managed the GT ASEAN Fund and from 1979 to 1984 he co-managed the GT Far East General Fund.

                        The Global Equity Portfolio pays Marathon-London a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:


                                NET ASSETS                ANNUAL BASIC FEE RATE
                                ---------------------     ---------------------
                                First $100 million                 0.45%
                                Next $150 million                  0.40%
                                Next $250 million                  0.25%

                        Effective with the quarter ending October 31, 1996, the basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Portfolio relative to the Morgan Stanley Capital International (MSCI) All Country Index as adjusted. The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Marathon-London under the investment advisory agreement. The adjustments to the fee change proportionately with performance relative to the Index.


                         CUMULATIVE 36-MONTH NET
                               PERFORMANCE
                        DIFFERENTIAL VS. THE MSCI
                            ALL COUNTRY INDEX         PERFORMANCE FEE ADJUSTMENT*
                        --------------------------    ---------------------------
                        Less than 3%                     -0.50 X Basic Fee
                        Between 3% and 6%                -0.25 X Basic Fee
                        Between 6% and 9%                  0 X Basic Fee
                        Between 9% and 12%               0.25 X Basic Fee
                        More than 12%                    0.50 X Basic Fee

                        * For purposes of this calculation, the Basic Fee is
                          calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time period for which the performance is measured.


                        Under rules of the Securities and Exchange Commission, the incentive/ penalty fee adjustment will not be fully operable until the quarter ending October 31, 1998, and until that date, will be calculated according to certain transition rules. A detailed description of the incentive/penalty fee adjustment schedule for Marathon-London and the applicable transition rules is contained in the Statement of Additional Information.

                        The Fund has authorized Husic Capital Management, Strategic Investment Management, and Marathon-London to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the investment adviser believes this to be in the best interest of the Portfolio for which it is responsible. Although the Portfolios do not market their shares through intermediary brokers or dealers, the Portfolios may place orders with qualified broker-dealers who recommend the Portfolio to clients, if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                        The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement. In the event that such notice is given, the 1% redemption fee will be waived for a period of 90 days.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES         The Portfolios of the Fund are expected to pay dividends
                        annually from ordinary income. Net capital gains distributions, if any, will also be made annually. In addition, to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during the month of December. Such distributions, if received by shareholders by January
                        31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                        Dividends and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these options.

                        The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.

                        For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                        Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                        Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.


                        The Fund will notify you annually as to the tax status of its dividend and capital gains distributions.

THE GLOBAL ASSET
ALLOCATION AND
GLOBAL EQUITY
PORTFOLIOS MAY
"PASS THROUGH"
FOREIGN TAXES           The Global Asset Allocation and Global Equity Portfolios
                        may elect to "pass through" to the Portfolios' shareholders the amount of foreign income taxes paid by the Portfolio(s). The Portfolio(s) will make such an election only if it deems it to be in the best interests of its shareholders.

                        If this election is made, shareholders of the Portfolio(s) will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their tax return.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION              A sale of shares of the Fund is a taxable event and may
                        result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                        Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                        The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                        The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                        The tax discussion set forth on the previous page is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF EACH PORTFOLIO       Each Portfolio's share price or "net asset value" per
                        share is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is calculated at the close of regular trading (generally 4:00 p.m.
                        Eastern time) each day the New York Stock Exchange is open for trading.


                        Portfolio securities that are listed on an exchange are valued at the latest quoted sales price as of 4:00 p.m. Eastern time on the valuation date. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and ask price. Securities not listed on an exchange are valued at the latest quoted bid price. Short-term instruments (with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments related to specific securities. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value.


                        All foreign securities are valued according to the broadest and most representative market. Securities listed on a foreign exchange, as well as American Depository Receipts ("ADRs"), which are traded on U.S. exchanges, are valued at the latest quoted sales price available before the time when assets are valued. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the latest quoted bid price.


                        To help determine their respective daily share prices, each of the Portfolios calculates the value of its foreign securities in U.S. dollars. The Portfolios use the daily exchange rate employed by Morgan Stanley Capital International (MSCI) in the calculation of its own indexes. MSCI determines this exchange rate either before or after the close of a foreign securities market. If MSCI's exchange rate is not available, the Portfolios use a rate according to policies set by the Fund's Board of Directors.


                        The Fund's price per share can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard Group.

--------------------------------------------------------------------------------

GENERAL
INFORMATION             Vanguard Horizon Fund, Inc. is a Maryland Corporation.

                        The authorized capital stock of the Fund consists of 1,000,000,000 shares at the par value of $.001 each. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering four classes of shares.

                        Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the Fund.

                        The shares of the Funds are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                        All securities and cash are held for the Aggressive Growth and Capital Opportunity Portfolios by State Street Bank. For the Global Asset Allocation and Global Equity Portfolios all securities and cash are held by Morgan Stanley Trust Company. CoreStates Bank, N.A., holds daily cash balances that are used by the Funds' Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about this Fund, please call our Investor Information Department at 1-800-662-7447. NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                        The Portfolios' shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


PURCHASE
RESTRICTIONS            1) Because of the risks associated with common stock
                           investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                        2) Vanguard will not accept third-party checks to
                           purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

IMPORTANT NOTE:
1% REDEMPTION FEE       Potential investors should note that a 1% redemption fee
                        is charged for the Portfolios. This fee, which is paid directly to the Portfolios, applies to redemptions from and exchanges from the Portfolios of shares held for less than 5 years. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided. Please see "Fund Expenses" for more information.

ADDITIONAL
INVESTMENTS             Subsequent investments to regular accounts may be made
                        by mail ($100 minimum), wire ($1,000 minimum), exchange
                        from another Vanguard Fund account, or Vanguard Fund
                        Express. Subsequent investments to Individual Retirement
                        Accounts may be made by mail ($100 minimum) or exchange
                        from another Vanguard Fund Account. In some instances,
                        contributions may be made by wire or Vanguard Fund
                        Express. Please call us for more information on these
                        topics.
--------------------------------------------------------------------------------

                                                            ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                       TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of      ADDITIONAL INVESTMENTS SHOULD
                          your initial investment on        INCLUDE THE INVEST-BY-MAIL
Complete and sign the     the registration form, make       REMITTANCE FORM ATTACHED TO
enclosed Account          your check payable to The         YOUR FUND CONFIRMATION
Registration Form         Vanguard Group -- (Portfolio      STATEMENTS. PLEASE MAKE YOUR
                          Number) (see below for the        CHECK PAYABLE TO The Vanguard
                          appropriate Portfolio             Group -- (Portfolio Number)
                          number), and mail to:             (see below for the
                                                            appropriate Portfolio num-
                          VANGUARD FINANCIAL CENTER         ber), write your account
                          P.O. BOX 2600                     number on your check and,
                          VALLEY FORGE, PA 19482            using the return envelope
                                                            provided, mail to the address
                                                            indicated on the
                                                            Invest-by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER         All written requests should
registered mail,          455 DEVON PARK DRIVE              be mailed to one of the
send to:                  WAYNE, PA 19087                   addresses indicated for new
                                                            accounts. Do not send
                                                            registered or express mail to
                                                            the post office box address.

                                     VANGUARD HORIZON FUND PORTFOLIO NUMBERS
                                     Aggressive Growth Portfolio -- 114
                                     Capital Opportunity Portfolio -- 111
                                     Global Asset Allocation Portfolio -- 115
                                     Global Equity Portfolio -- 129
  ------------------------------------------------------------------------------

PURCHASING BY WIRE                   CORESTATES BANK, N.A.
Money should be                      AB 031000011
wired to:                            CORESTATES NO. 01019897

BEFORE WIRING                        ATTN. VANGUARD
Please contact                       VANGUARD HORIZON FUND
Client Services                      ACCOUNT NUMBER
(1-800-662-2739)                     ACCOUNT REGISTRATION

                        To assure proper receipt, please be sure your bank includes the name(s) of the Portfolio(s) selected, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
  ------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard Account)
                        You may open a new account or purchase additional shares by making an exchange from an existing Vanguard account. However, the Fund reserves the right to refuse any exchange purchase request. Call our

                        Client Services Department (1-800-662-2739) for assistance. The new account will have the same registration as the existing account.
  ------------------------------------------------------------------------------


PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment    The Fund Express Special Purchase option lets you move
                        money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic
                        Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually, or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration
                        Form. We will send you a confirmation of your Fund
                        Express service; please wait two weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION
                        You must select one of three distribution options:

                        1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                           capital gains distributions will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                        2. CASH DIVIDEND OPTION -- Your dividends will be paid
                           in cash and your capital gains will be reinvested in additional Portfolio shares.


                        3. ALL CASH OPTION -- Both dividends and capital gains
                           distributions will be paid in cash.


                        You may change your option by calling our Client Services Department (1-800-662-2739).

                        In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING
                        Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications that the timing of your purchase may have.

                        Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution, as well as any dividend distribution, is paid in December. For additional information on distributions and taxes, see the section entitled "Dividends, Capital Gains and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
ACCOUNT
INFORMATION
OPTIONAL SERVICES
                        The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. If you wish to establish additional shareholder options for your account at a later date, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.

SIGNATURE
GUARANTEES
                        For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES
                        Share certificates will not be available for the Fund.

BROKER/DEALER
PURCHASES
                        If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELING TRADES
                        The Fund will not cancel any trade (e.g., purchase, redemption or exchange) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC
PROSPECTUS
DELIVERY
                        You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format. Please call 1-800-231-7870 for additional information or see "Other Vanguard Services -- Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED             Your Trade Date is the date on which your account is
                        credited. If your purchase is made by check, Federal
                        Funds wire, or exchange, and is received by the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day.
                        Your shares are purchased at the net asset value determined on your trade date.

                        In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES
                        You may withdraw any portion of the funds in your account by redeeming shares at any time (see "Important Redemption Information"). You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                        IMPORTANT NOTE: For investors in the Fund, a redemption fee equaling 1% of the value of the shares redeemed will be deducted from the redemption proceeds if shares held for less than 5 years are redeemed. This fee is paid directly to the Portfolio.

SELLING BY MAIL
                        Requests should be mailed to VANGUARD FINANCIAL CENTER, VANGUARD HORIZON FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Horizon Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                        The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
  ------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER
                        GOOD ORDER means that the request includes the following:

                        1. The account number and Portfolio name.
                        2. The amount of the transaction (specified in dollars or shares).
                        3. Signatures of all owners EXACTLY as they are
                           registered on the account.
                        4. Any required signature guarantees.
                        5. Other supporting legal documentation that might be
                           required in the case of estates, corporations, trusts, and certain other accounts.

                        IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
  ------------------------------------------------------------------------------


SELLING BY
TELEPHONE
                        To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online, or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."

  ------------------------------------------------------------------------------


SELLING BY FUND
EXPRESS
Automatic Withdrawal
& Special Redemption    If you select the Fund Express Automatic Withdrawal
                        option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration
                        Form. We will send you a confirmation of your Fund
                        Express service; please wait two weeks before using the service.

                        The redemption fee described on pages 35 and 39 applies to redemption by Fund Express.

  ------------------------------------------------------------------------------

SELLING BY EXCHANGE     You may sell shares of the Fund by making an exchange
                        into another Vanguard Fund account.
  ------------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION
                        Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will be held at Vanguard until payment for the purchase is collected, which may take up to ten calendar days.
  ------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS
                        Redemption requests received by telephone prior to the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                        Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                        All unpaid dividend and capital gains distributions credited to your account up to the date of redemption will be included in the redemption check. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."


                        If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                        The Fund may suspend the redemption right to postpone payments at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                        If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
  ------------------------------------------------------------------------------


VANGUARD'S AVERAGE
COST STATEMENT
                        If you make a redemption from a qualifying account, Vanguard will send you an Average Cost Statement which provides you with the cost and tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

  ------------------------------------------------------------------------------


LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT     Due to the relatively high cost of maintaining smaller
                        accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform

                        Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.


                        In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                        Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING
YOUR SHARES             Should your investment goals change, you may exchange
                        your shares of Vanguard Horizon Fund for those of other available Vanguard Funds.

                        IMPORTANT NOTE: For investors in the Fund, a redemption fee amounting to 1% of the value of the shares exchanged will be deducted from the exchange proceeds if shares held for less than 5 years are exchanged. This fee is paid directly to the Portfolio.


EXCHANGE BY
TELEPHONE
Call Client Services
(1-800-662-2739)
                        When exchanging shares by telephone, please have ready the Fund name, account number, Social Security number or Employer Identification number listed on the account and exact name and address in which the account is registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RETIREMENT INVESTMENTS IN VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

  ------------------------------------------------------------------------------

EXCHANGING BY MAIL      Please be sure to include on your exchange request the
                        name and account number of your current Fund, and the
                        name of the Fund you wish to exchange into, the amount
                        you wish to exchange, and the signatures of all
                        registered account holders. Send your request to
                        VANGUARD FINANCIAL CENTER, VANGUARD HORIZON FUND, P.O.
                        BOX 1120, VALLEY FORGE, PA 19482. (For express or
                        registered mail, send your requests to Vanguard
                        Financial Center, Vanguard Horizon Fund, 455 Devon Park
                        Drive, Wayne, PA 19087.)
  ------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION
                        Before you make an exchange, you should consider the following:

                        - Please read the Fund's prospectus before making an
                          exchange. For a copy of the prospectus and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).
                        - An exchange is treated as a redemption from one fund
                          and a purchase into another. Therefore, you could realize a taxable gain or loss on the transaction.

                        - Exchanges are accepted only if the registrations and
                          the taxpayer identification numbers of the two accounts are identical.


                        - New accounts are not currently accepted in
                          Vanguard/Windsor Fund.

                        - The shares to be exchanged must be on deposit and not
                          held in certificate form.
                        - The redemption fee described on pages 35 and 41
                          applies to exchange redemptions.

                        Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                        The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS             The Fund's exchange privilege is not intended to afford
                        shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                        Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS            The ability to initiate redemptions (except wire
                        redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                        To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                        1. SECURITY CHECK. To request a transaction by
                           telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and

                           (iv) the Social Security or employer identification number listed on the account.


                        2. PAYMENT POLICY. The proceeds of any telephone
                           redemption made by mail will be payable to the registered shareowner and mailed to the address of record, only.


                        Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION            You may transfer the registration of any of your Fund
                        shares to another person by completing a transfer form
                        and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX
                        1110, VALLEY FORGE, PA 19482. The request must be in
                        Good Order. BEFORE MAILING YOUR REQUEST, PLEASE CALL OUR
                        CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER
                        INSTRUCTIONS.
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS
                        Vanguard will send you a confirmation statement each time you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                        Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                        Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES
                        For more information about any of these services, please call our Investor Information Department at (1-800-662-7447).

VANGUARD DIRECT
DEPOSIT SERVICE
                        With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE        Vanguard's Automatic Exchange Service allows you to move
                        money automatically among your Vanguard Fund accounts.
                        For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS
                        Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                        Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS
                        Vanguard's Dividend Express allows you to transfer your dividend and/or capital gains distribution automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automatic Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT
                        Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any Touch Tone(TM) telephone. This service also lets you obtain information on your account balance, last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from the Investor Information Department (1-800-662-7447).



COMPUTER ACCESS



VANGUARD ONLINE
KEYWORD: VANGUARD       Vanguard Online allows you to obtain information via
                        your personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America
                        Online (AOL). To establish an AOL account, call
                        1-800-238-6336.



VANGUARD ON THE
WORLD WIDE WEB
HTTP://WWW.VANGUARD.COM
                        Vanguard sponsors an education-oriented website offering news and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.

--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------


                 [VANGUARD HORIZON FUND LOGO]
                 ----------------------------
                 THE VANGUARD GROUP
                 Vanguard Financial Center
                 P.O. Box 2600
                 Valley Forge, PA 19482
                 INVESTOR INFORMATION
                 DEPARTMENT:
                 1-800-662-7447 (SHIP)
                 CLIENT SERVICES
                 DEPARTMENT:
                 1-800-662-2739 (CREW)
                 TELE-ACCOUNT FOR
                 24-HOUR ACCESS:
                 1-800-662-6273 (ON-BOARD)
                 TELECOMMUNICATION SERVICE
                 FOR THE HEARING-IMPAIRED:
                 1-800-662-2738
                 TRANSFER AGENT:
                 The Vanguard Group, Inc.
                 Vanguard Financial Center
                 Valley Forge, PA 19482
      P069


--------------------------------------------------------------------------------

                                     PART B

                          VANGUARD HORIZON FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 21, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus, dated February 21, 1997. To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Policies.......................................................................     2
Investment Limitations....................................................................     5
Management of the Fund....................................................................     7
Investment Advisory Services..............................................................    10
Securities Transactions...................................................................    14
Purchase of Shares........................................................................    15
Redemption of Shares......................................................................    15
Comparative Indexes.......................................................................    15
Financial Statements......................................................................    17

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus.


     FOREIGN INVESTMENTS As indicated in the Prospectus, the Global Equity, Global Asset Allocation and Capital Opportunity Portfolios will include foreign securities. The Aggressive Growth Portfolio's investment in foreign securities will be minimal. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit each Portfolio to enter into forward foreign currency exchange contracts in order to hedge its Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Global Equity Portfolio will not commit more than 20% of its assets to such contracts. However, although the Portfolio does not intend to do so, under unusual circumstances it is possible that 100% of the assets of the Global Asset Allocation Portfolio would be committed to forward foreign currency exchange contracts.


     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S investments in those countries.

     Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that each Portfolio's annual portfolio turnover rate will not normally exceed 200%. A portfolio turnover rate of 100% would occur if all of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders.

                              INVESTMENT POLICIES

     FUTURES CONTRACTS Each Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% (15% with respect to the Global Asset Allocation Portfolio) of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets (50% with respect to the Global Asset Allocation Portfolio).

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Futures and options are derivative instruments, in that their value is derived from the value of another security. Equity futures contracts and index put options may be used by the Portfolio advisers of the Global Asset Allocation Portfolio and the Capital Opportunity Portfolio, respectively. By doing so, the Portfolio's advisers will expose investors to risks inherent in these commonly used strategies.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Except for transactions the Fund has identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.


     REPURCHASE AGREEMENTS Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES Each Portfolio may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.



                             INVESTMENT LIMITATIONS


     The following policies supplement the Fund's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940) of that Portfolio. A Portfolio may not:


      1) Issue senior securities, except that the Capital Opportunity Portfolio may engage in short sales as described in the prospectus;


      2) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional investments;

      3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 7);


      6) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's net assets;


      7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

      8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or, with the exception of the Capital Opportunity Portfolio, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);


      9) Purchase or sell puts or calls, or combinations thereof except as provided for in the prospectus; provided however, that a Portfolio may enter into futures contracts, options transactions or forward foreign currency exchange transactions as set forth below in (12);


     10) Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

     11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;


     12) Purchase or sell commodities or commodity contracts; provided, however, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% (15% with respect to the Global Asset Allocation Portfolio) of the Portfolio's assets are required as deposit to secure obligations under futures contracts. Within these limitations, each Portfolio may purchase put options as provided for in the prospectus. Additionally, each Portfolio will invest no more than 20% of its assets in swap agreements;


     13) Invest in companies for the purpose of exercising control of management; and

     14) Invest more than 25% of its assets in any single industry.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of, any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment companies. (See "Management of the Fund").

     In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental or non-fundamental operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.



     The above-mentioned investment limitations are considered at the time investment securities are purchased.



                             MANAGEMENT OF THE FUND



     THE VANGUARD GROUP The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.



     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.



     The Officers of the Fund and the Vanguard Funds are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.



     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures, restrictions and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.



     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there are no restrictions on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard. At October 31, 1996, the Fund had contributed capital of $39,000 to Vanguard, representing 0.20% of Vanguard's capitalization.



     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director*              JOHN C. SAWHILL, Director
  Chairman and Director of The Vanguard Group,     President and Chief Executive Officer, The
  Inc. and of each of the investment companies     Nature Conservancy; formerly, Director and
  in The Vanguard Group; Director of The Mead        Senior Partner, McKinsey & Co., and
  Corporation, General Accident Insurance and        President, New York University; Director of
  Chris-Craft Industries, Inc.                       Pacific Gas and Electric Company, Procter &
JOHN J. BRENNAN, President, Chief                    Gamble Company and NACCO Industries.
Executive Officer and Director*                    JAMES O. WELCH, JR., Director
  President, Chief Executive Officer and           Retired Chairman of Nabisco Brands, Inc.,
  Director of The Vanguard Group, Inc. and of      retired Vice Chairman and Director of RJR
  each of the investment companies in The            Nabisco; Director of TECO Energy, Inc.; and
  Vanguard Group.                                    Director of Kmart Corporation.
ROBERT E. CAWTHORN, Director                       J. LAWRENCE WILSON, Director
  Chairman Emeritus and Director of                Chairman and Chief Executive Officer of Rohm &
  Rhone-Poulenc Rorer, Inc.; Director of Sun       Haas Company; Director of Cummins Energy
  Company, Inc.; Director of Westinghouse            Company, and Trustee of Vanderbilt
  Electric Corporation.                              University.
BARBARA BARNES HAUPTFUHRER, Director               RAYMOND J. KLAPINSKY, Secretary*
  Director of The Great Atlantic and Pacific       Senior Vice President and Secretary of The
  Tea Company, ALCO Standard Corp., Raytheon       Vanguard Group, Inc.; Secretary of each of the
  Company, Knight-Ridder, Inc., Massachusetts        investment companies in The Vanguard Group.
  Mutual Life Insurance Co. and Trustee
  Emerita of Wellesley College.                    RICHARD F. HYLAND, Treasurer*
                                                   Treasurer of The Vanguard Group, Inc. and of
BRUCE K. MACLAURY, Director                        each of the investment companies in The
  President Emeritus of The Brookings                Vanguard Group.
  Institution; Director of American Express
  Bank, Ltd., The St. Paul Companies, Inc. and     KAREN E. WEST, Controller*
  National Steel Corporation.                      Principal of The Vanguard Group, Inc.;
                                                   Controller of each of the investment companies
BURTON G. MALKIEL, Director                          in The Vanguard Group.
  Chemical Bank Chairman's Professor of            ---------------
  Economics, Princeton University; Director of     * Officers of the Fund are "interested
  Prudential Insurance Co. of America, Amdahl      persons" as defined in the Investment Company
  Corporation, Baker Fentress & Co., The             Act of 1940.
  Jeffrey Co. and Southern New England
  Communications Company.
ALFRED M. RANKIN, JR., Director
  Chairman, President, and Chief Executive
  Officer of NACCO Industries, Inc.; Director
  of The BFGoodrich Company, and The Standard
  Products Company.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the period ended October 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $683,000.



     DISTRIBUTION Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies. During the period ended October 31, 1996, the Fund paid approximately $64,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.



     One half of the distribution expenses of a marketing and promotional nature are allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets.



     INVESTMENT ADVISORY SERVICES An experienced investment management staff employed directly by Vanguard also provides investment advisory services to the Fund, Vanguard Money Market Reserves, Vanguard

Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard REIT Portfolio, Vanguard Treasury Fund, The Total International Portfolio of Vanguard STAR Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Admiral Funds, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.



     REMUNERATION OF DIRECTORS AND OFFICERS The Fund will pay each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the 1996 fiscal year to all
Officers of the Fund, as a group, was approximately $          .



     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1996 fiscal year was approximately $3,000.



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended October 31, 1996.


                             VANGUARD HORIZON FUND
                               COMPENSATION TABLE


                                                                                                       TOTAL
                                                       PENSION OR                                  COMPENSATION
                                   AGGREGATE       RETIREMENT BENEFITS        ESTIMATED              FROM ALL
                                  COMPENSATION     ACCRUED AS PART OF      ANNUAL BENEFITS        VANGUARD FUNDS
      NAMES OF DIRECTORS           FROM FUND          FUND EXPENSES        UPON RETIREMENT     PAID TO DIRECTORS(2)
------------------------------    ------------     -------------------     ---------------     ---------------------
John C. Bogle(1)..............          --                  --                      --                     --
John J. Brennan(1)............          --                  --                      --                     --
Barbara Barnes Hauptfuhrer....        $140                 $22                 $15,000                $65,000
Robert E. Cawthorn............        $140                 $18                 $13,000                $65,000
Bruce K. MacLaury.............        $152                 $21                 $12,000                $60,000
Burton G. Malkiel.............        $140                 $15                 $15,000                $65,000
Alfred M. Rankin, Jr..........        $140                 $11                 $15,000                $65,000
John C. Sawhill...............        $140                 $14                 $15,000                $65,000
James O. Welch, Jr............        $140                 $17                 $15,000                $65,000
J. Lawrence Wilson............        $140                 $12                 $15,000                $65,000


---------------

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES



     INVESTMENT ADVISORY AGREEMENT WITH MARATHON ASSET MANAGEMENT. The Global Equity Portfolio is managed by Marathon Asset Management ("Marathon-London"), Orion House, 5 Upper Street, Martin's Lane, London under the terms of an agreement dated January 12, 1996.



     The investment philosophy of Marathon-London is that the best investment returns for equity portfolios are primarily the result of careful, thoughtful industry and company evaluation rather than "top down" country allocation decisions. Marathon-London's portfolios therefore tend to exhibit country weightings quite similar to broad market benchmarks, such as the unmanaged All Country Index. Sector and stock weightings will, however, differ markedly from such standards. The firm uses a team approach with each of the firm's three partners having the primary responsibility for a specific region, e.g. Europe. Jeremy J. Hosking, Director, has been designated as portfolio manager for the assets of the Global Equity Portfolio. He has 17 years of investment experience.


     The Global Equity Portfolio pays Marathon-London a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:

                                                                                      ANNUAL
                                       NET ASSETS                                      RATE
    --------------------------------------------------------------------------------  ------
    First $100 million..............................................................   0.45%
    Next $150 million...............................................................   0.40%
    Next $250 million...............................................................   0.25%


     During the fiscal year ended October 31, 1996, the Fund paid Marathon Asset Management an advisory fee of $265,000.


     The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Portfolio relative to the Morgan Stanley Capital International (MSCI) All Country Index. The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Marathon-London under the investment advisory agreement. The adjustments to the fee change proportionately with performance relative to the Index.


                     CUMULATIVE 36-MONTH NET PERFORMANCE                     PERFORMANCE FEE
                        VS. THE MSCI ALL COUNTRY INDEX                         ADJUSTMENT*
    ----------------------------------------------------------------------  -----------------
    Less than 3%..........................................................  -0.50 X Basic Fee
    Between 3% and 6%.....................................................  -0.25 X Basic Fee
    Between 6% and 9%.....................................................      0 X Basic Fee
    Between 9% and 12%....................................................  +0.25 X Basic Fee
    More than 12%.........................................................  +0.50 X Basic Fee


---------------

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time period for which the performance is measured.



     Under the rules of the Securities and Exchange Commission, the incentive/penalty fee for Marathon-London will not be fully operable until the quarter ending October 31, 1998. Prior to that date the incentive/penalty fee will be calculated according to the following transition rules:



     (a) August 1, 1996 through October 31, 1998. Beginning with the quarter ending October 31, 1996, and until the quarter ending October 31, 1998, the incentive/penalty fee will be based on a comparison of the investment performance of the Global Equity Portfolio and the MSCI All Country Index over the number of months that have elapsed between November 1, 1995 and the end of the quarter for which the fee is being computed. The number of percentage points by which the investment performance of the Portfolio must exceed the investment record of the MSCI-All Country Index shall increase proportionately from four, three, two and one, respectively, for the twelve months ending October 31, 1996, to twelve, nine, six, and three, for the thirty-six months ending October 31, 1998.

     (b) On and After November 1, 1998. For the quarter ending January 31, 1999 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 12, 9, 6 and 3.


     For the purpose of determining the incentive/penalty fee, the net assets of the Global Equity Portfolio will be averaged over the same period as the investment performance of the portfolio as well as the investment record of the MSCI All Country Index as adjusted.


     RELATED INFORMATION CONCERNING MARATHON. Marathon-London, Orion House, 5 Upper Street, Martin's Lane, London, England, is an independent, owner-managed investment management firm founded in 1986 which provides investment advisory services to individuals, employee benefit plans, investment companies and other institutions. As of October 31, 1996, Marathon provided investment advisory services to clients having assets with an approximate value of $5.8 billion.


     The agreement will continue until June 29, 1997 and will be renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, Marathon-London may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to Marathon-London, or (2) by Marathon-London upon ninety (90) days' written notice to the Fund.

     INVESTMENT ADVISORY AGREEMENT WITH HUSIC CAPITAL MANAGEMENT. Husic Capital Management ("Husic") serves as investment adviser to the Capital Opportunity Portfolio under an Investment Advisory Agreement dated January 12, 1996. For the services provided by Husic under the agreement, the Portfolio will pay Husic an investment advisory fee at the end of each fiscal quarter, by applying a quarterly rate based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:

                                                                                 ANNUAL BASIC
                                    NET ASSETS                                     FEE RATE
    --------------------------------------------------------------------------  --------------
    First $100 million........................................................       0.40%
    Next $200 million.........................................................       0.35%
    Next $300 million.........................................................       0.25%
    Next $400 million.........................................................       0.20%
    Over $1 billion...........................................................       0.15%


     During the Fiscal year ended October 31, 1996, the Fund paid Husic an advisory fee of $395,000.


     Effective with the quarter ending October 31, 1996, the basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Capital Opportunity Portfolio relative to the Capital Opportunity Fund Stock Index. The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Husic.


                       CUMULATIVE 36-MONTH PERFORMANCE                       PERFORMANCE FEE
                      VS. THE CAPITAL OPPORTUNITY INDEX                        ADJUSTMENT*
    ----------------------------------------------------------------------  ------------------
    Less than -12%........................................................   -0.75 X Basic Fee
    -12% to -6%...........................................................   -0.50 X Basic Fee
    -6% to +6%............................................................       0 X Basic Fee
    Between +6% to +12%...................................................   +0.50 X Basic Fee
    More than +12%........................................................   +0.75 X Basic Fee


---------------

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time period for which the performance is measured.



     Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending October 31, 1998, and, until that date, will be calculated according to the following transition rules.



     (a) August 1, 1996 through October 31, 1998. Beginning with the quarter ending October 31, 1996, and until the quarter ending October 31, 1998, the incentive/penalty fee will be based on a comparison of the investment performance of the Capital Opportunity Portfolio and the MSCI All Country Index over the number of months that have elapsed between November 1, 1995 and the end of the quarter for which the fee is being computed. The number of percentage points by which the investment performance of the Portfolio must exceed the investment record of the Capital Opportunity Index shall increase proportionately from four and two, respectively, for the twelve months ending October 31, 1996, to twelve and six, for the thirty-six months ending October 31, 1998.



     (b) On and After October 31, 1998. For the quarter ending January 31, 1999, and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 12 and 6.



     RELATED INFORMATION CONCERNING HUSIC. Husic Capital Management, 555 California Street, Suite 2900, San Francisco, California 94104, a California limited partnership founded in 1986, provides investment advisory services to investment companies, other institutions, and individuals. Frank J. Husic, managing partner, is a controlling person of Husic. Husic's general partner is Frank J. Husic & Co., a California corporation that is wholly owned by Frank J. Husic. As of October 31, 1996, Husic provided investment advisory services to clients having assets with an approximate value of $4.1 billion. The agreement will continue until May 24, 1997 under the same terms and conditions as described on page 11 with respect to Marathon-London.


     INVESTMENT ADVISORY AGREEMENT WITH STRATEGIC INVESTMENT
MANAGEMENT. Strategic Investment Management ("SIM") serves as investment adviser to the Global Asset Allocation Portfolio under an Investment Advisory Agreement dated August 14, 1995. For the services provided by SIM under the agreement, the Portfolio will pay SIM an advisory fee at the end of each fiscal quarter, by applying a quarterly rate based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:

                                     NET ASSETS                                   ANNUAL RATE
    ----------------------------------------------------------------------------  ------------
    First $250 million..........................................................      0.40%
    Next $250 million...........................................................      0.35%
    Next $500 million...........................................................      0.25%
    Over $1 billion.............................................................      0.20%


     During the fiscal year ended October 31, 1996, the Fund paid SIM an advisory fee of $210,000.

     Effective with the quarter ending October 31, 1996, the quarterly payment to SIM may be increased or decreased by applying an adjustment formula based on the investment performance of the Global Asset Allocation Portfolio relative to the theoretical Global Balanced Index which is calculated as follows:


    60%   global stock investments
    30%   global bond investments
    10%   U.S. cash reserve investments


     The monthly return of the Global Balanced Index will be calculated as 60% of the Global Stock Index monthly return plus 30% of the Global Bond Index monthly return, plus 10% of the U.S. Cash Index monthly return. The Global Stock Index return is an adjusted capitalization weighted average of the established local stock market index returns in each country adjusted to include the impact of hedging one half of the non-U.S. currency exposure. The Global Bond Index return is a capitalization weighted average (using Salomon Brothers published weights) of the currency-hedged country government bond index returns. The U.S. Index return is the bond equivalent yield of the Federal Reserve's published average offering rate on 30-day commercial paper. The countries included in this index will be the U.S., Canada, the United Kingdom, France, Germany, Spain, Japan, Australia and Hong Kong (there will be no bond investments in Hong Kong). The Global Balanced Index will be reviewed semi-annually and with approval of the Fund's Officers may be changed to reflect additions or deletions of countries from the advisor's mandate going forward.


     The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to Strategic Investment Management.


                       CUMULATIVE 36-MONTH PERFORMANCE                         PERFORMANCE FEE
                        VS. THE GLOBAL BALANCED INDEX                            ADJUSTMENT
    ---------------------------------------------------------------------  -----------------------
    Less than -0.75%.....................................................    -0.75 X Base Fee
    Between -0.75% to +2.25%.............................................    -0.50 X Base Fee
    Between +2.25% and +5.25%............................................    -0.25 X Base Fee
    Between +5.25% and +8.25%............................................      0 X Base Fee
    Between +8.25% and +11.25%...........................................     0.25 X Base Fee
    Between +11.25% and +14.25%..........................................     0.50 X Base Fee
    Over +14.25%.........................................................     0.75 X Base Fee


---------------
* For purposes of this calculation, the Base Fee represents the annual rate used in calculating the base advisory fee over the performance period multiplied by the average assets for the performance period measured to calculate the incentive/penalty adjustment.


     Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending October 31, 1998, and, until that date, will be calculated according to the following transition rules.



     (a) September 1, 1996 through October 31, 1998. Beginning with the quarter ending October 31, 1996, and until the quarter ending October 31, 1998, the performance adjustment will be based on a comparison of the investment performance of the Global Asset Allocation Portfolio and the Global Balanced Index over the shorter of (i) the number of months that have elapsed between September 1, 1995 and the end of the quarter for which the fee is computed or (ii) the 36 months preceding the end of the quarter for which the fee is computed, and will be applied to the average monthly assets over the same period.



     (b) After November 1, 1998. For the quarter ending January 31, 1999, and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed.



     RELATED INFORMATION CONCERNING SIM. SIM, 1001 19th Street North, 16th Floor, Arlington, VA 22209, provides asset management services to companies, institutions, trusts and individuals. SIM (and its affiliated companies) provides asset management services for over $16.3 billion in assets. Michael A. Duffy, Managing Director of SIM, serves as portfolio manager for the Global Asset Allocation Portfolio.


     The agreement with SIM continues until August 13, 1997 under the same terms and conditions as described on page 10 with respect to Marathon-London.

                            SECURITIES TRANSACTIONS


     The investment advisory agreements with Marathon-London, Husic, and SIM authorize each investment adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolio of the Fund that it manages and directs each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for such Portfolios. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


     In placing portfolio transactions, each of the Fund's investment advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Fund and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the period ending October 31, 1996, the Fund paid $568,780 in brokerage commissions.


     Some securities considered for investment by one Portfolio may also be appropriate for the other Portfolios and the other Funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Portfolios and/or one or more of these other Funds or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.


                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Horizon Fund, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEXES -- consists of approximately 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY INDEX -- is an arithmetic, market value-weighted average of the performance of over 2,427 securities listed on the stock exchanges of countries included in the EAFE Index, United States, Canada, and Emerging Markets.

CAPITAL OPPORTUNITIES FUND STOCK INDEX -- the Index is composed of the various common stocks that are held in the largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

GLOBAL BALANCED INDEX -- a fixed weighted index of global stocks, bonds and U.S. cash reserves, the component parts of which are derived from the adjusted capitalization weighted averages of individual currency adjusted local country indices.


MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX -- an arithmetic, market value weighted average of the performance of over 1,460 securities listed on the stock exchanges of 23 countries.



SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX -- a market capitalization weighted index consisting of government bond markets of 14 countries.



GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.


SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.


MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL (20 YEAR) BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.


NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value weighted index calculated on price change only and does not include income.


COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Lehman Long-Term Corporate Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High Grade Bond Index.

RUSSELL 2000 SMALL COMPANY STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


RUSSELL 2000(R) VALUE INDEX -- composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL MIDCAP(TM) INDEX -- composed of all medium and medium/small companies in the Russell 1000 Index.

     Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies.

     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended October 31, 1996, including the financial highlights for the period June 30, 1995 to October 31, 1995, appearing in the Horizon Fund's 1996 Annual Report to Shareholders, and the report thereon by Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge.

                                     PART C
                          VANGUARD HORIZON FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS

         The Fund's audited financial statements for the year ended October 31, 1996, including Price Waterhouse LLP's report thereon, appearing in the Fund's 1996 Annual Report to Shareholders are incorporated by reference in the Statement of Additional Information.


      1. Statement of Net Assets as of October 31, 1996.


      2. Statement of Operations for the year ended October 31, 1996.


      3. Statement of Changes in Net Assets for the year ended October 31, 1996 and the period ended June 30, 1995.


      4. Financial Highlights for the year ended October 31, 1996 and the period ended June 30, 1995.

      5. Notes to Financial Statements.
      6. Report of Independent Accountants.

     (B) EXHIBITS
      1. Articles of Incorporation*
      2. By-Laws of Registrant*
      3. Not Applicable
      4. Not Applicable
      5. Investment Advisory Agreement*
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information

      8. Custodian Contracts*

      9. Form of Vanguard Service Agreement*
     10. Opinion of Counsel*
     11. Consent of Independent Accountants**
     12. Financial Statements*
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Not Applicable
---------------
 * Previously filed.
** Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     37,879


ITEM 27. INDEMNIFICATION

     Reference is made to Article IX of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians.


ITEM 31. MANAGEMENT SERVICES


     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which is filed herewith as Exhibit 9 and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS


     Registrant undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.



     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 14th day of February 1997.


    VANGUARD HORIZON FUND, INC.


BY: (Raymond J. Klapinsky)


    John J. Brennan*, President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer and Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Robert C. Cawthorn*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury, Jr.*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    February 14, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    February 14, 1997


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                          VANGUARD HORIZON FUND, INC.
                               INDEX TO EXHIBITS


Consent of Independent Accountants...................................................  Ex-99.B11
Schedule for Computation of Performance Quotations...................................  Ex-99.B16
Financial Data Schedule..............................................................  EX-27